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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                November 11, 2003
                        (Date of earliest event reported)


                             GREY GLOBAL GROUP INC.


             (Exact name of Registrant as specified in its charter)



          Delaware              0-7898                     13-0802840
         (State of        (Commission File No.)          (IRS Employer
       Incorporation)                                  Identification No.)




                   777 Third Avenue, New York, New York 10017
          (Address of principal executive offices, including zip code)


                                 (212) 546-2000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



ITEM 5. OTHER EVENTS.

On November 11, 2003, Grey Global Group Inc. issued a press release announcing its operating results for the quarter ending September 30, 2003. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9. REGULATION FD DISCLOSURE; AND
ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Exhibit 99.1 attached hereto is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition".

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXHIBIT INDEX

99.1 Press Release of Grey Global Group Inc. dated November 11, 2003.


                             GREY GLOBAL GROUP INC.
                                     By: /s/ Steven G. Felsher, Vice Chairman